Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Joseph Oliveto, Chief Executive Officer of Milestone Pharmaceuticals Inc. (the “Company”), and Amit Hasija, Chief Financial Officer of the Company, each hereby certifies that, to the best of his or her knowledge:

1.            The Company’s Annual Report on Form 10-K for the period ended December 31, 2021, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

2.            The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2022

/s/ Joseph Oliveto	/s/ Amit Hasija
Joseph Oliveto	Amit Hasija
Chief Executive Officer	Chief Financial Officer
(Principal Executive Officer)	(Principal Financial and Accounting Officer)